Filed pursuant to Rule 497(e)
Registration Nos. 033-12213; 811-05037

Supplement dated December 10, 2025
to the Statutory Prospectus
dated June 30, 2025, of:

OSTERWEIS FUND – OSTFX
OSTERWEIS STRATEGIC INCOME FUND – OSTIX
OSTERWEIS GROWTH & INCOME FUND – OSTVX
OSTERWEIS OPPORTUNITY FUND – OSTGX

Effective on December 16, 2025, Class A of the First American Government Obligations Fund ("First American Fund") will no longer be available for exchange privileges. Rather, existing shareholders of the Osterweis Funds will have the ability to exchange into Class X shares of the First American Fund. Furthermore, Osterweis Fund shareholders that currently own Class A shares of the First American Fund will be permitted to convert their Class A shares into Class X shares on a tax free basis. Osterweis Funds has arranged for this change because Class X shares of the First American Fund have a lower expense ratio compared to Class A shares of the First American Fund.

Accordingly, the Exchange Privilege section on page 48 of the Statutory Prospectus has been updated as follows:

Exchange Privilege

Eligible Shareholders of record (as explained below), including financial institutions and intermediaries, may exchange shares of a Fund for shares of the other Fund by calling the Transfer Agent at (866) 236-0050 on any day the NYSE is open. In addition, you may also exchange all or a portion of your shares in a Fund for Class X shares of the First American Government Obligations Fund ("First American Fund"). The shareholders of the First American Fund may also exchange their shares in the First American Fund for shares in one or more of the Funds. The minimum exchange amounts into the First American Fund are as follows:

	To Open a New Account	To Add to An Existing Account
Regular Accounts	$ 5,000	$ 100
Retirement, Tax-Deferred, and UGMA/UTMA Accounts	$ 1,500	$ 100

Once a Fund receives and accepts an exchange request, the purchase or redemption of shares will be effected at the Fund’s next determined NAV. This exchange privilege may be terminated or modified by a Fund at any time upon a 60-day notice to shareholders. Internet exchange privileges automatically apply to each shareholder who holds telephone exchange privileges. Exchanges are generally made only between

Filed pursuant to Rule 497(e)
Registration Nos. 033-12213; 811-05037

identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise.

To be eligible to utilize the exchange privilege into Class X of the First American Fund, you must meet one of these criteria:
1.Have an existing account in another Osterweis Fund, or
2.Open your position in Class X of the First American Fund by exchanging from another Osterweis Fund, or
3.Be a Private Client of Osterweis Capital Management

Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another; as a result, any exchange (other than from Class A to Class X of the First American Fund) is a taxable transaction on which short-term or long-term capital gain or loss generally will be recognized. An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV. The Funds reserve the right to refuse any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in, or has a history of, excessive trading (usually defined as more than four transactions out of a Fund within a calendar year). Before exchanging into any Fund or the First American Fund, you should read its current prospectus. To obtain the First American Fund prospectus and the necessary exchange authorization forms, call the Transfer Agent at (866) 236-0050. This exchange privilege does not constitute an offer or recommendation on the part of any Fund or the Adviser of an investment in any Fund or in the First American Fund.

Per the agreement entered into by the Adviser with respect to the First American Fund, the administrator of the First American Fund or its affiliate may offset certain operating expenses of the Funds with the shareholder servicing fees it would normally pay the Adviser. Such fees are for services of an administrative and clerical nature provided to the First American Fund with respect to shareholders in the Funds that exchange their shares for shares in the First American Fund. The Adviser could benefit from such payment to the Funds to the extent the fees reduce the amount the Adviser would have to reimburse the Funds pursuant to the Operating Expenses Limitation Agreement. The benefit of such fees could create a conflict of interest for the Adviser. However, this risk is mitigated by ensuring that the Adviser makes no recommendations regarding any investments in First American Fund, and it is making no such recommendation herein, and by ensuring that the Adviser does not receive any compensation for performing any distribution-related activities of the First American Fund.

Because excessive trading can hurt a Fund’s performance and shareholders, the Funds reserve the right to, without notice, temporarily or permanently limit the number of exchanges you may make or to otherwise prohibit or restrict any exchange that would not be, in the judgment of the Funds, in the best interest of a Fund or its shareholders.

Please retain this Supplement with the Statutory Prospectus
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